                                                                    EXHIBIT 10.1

                          FOURTH AMENDMENT AND WAIVER
                            TO WHITTAKER CORPORATION
                     AMENDED AND RESTATED CREDIT AGREEMENT
                         DATED AS OF FEBRUARY 26, 1997


          This FOURTH AMENDMENT AND WAIVER (the "Amendment") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder and CIBC INC., as co-agent ("Co-Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Co-Agent and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2.  The Borrower has requested that the Lenders, among other things,
(i) waive, during the period starting on and including February 28, 1997 to (but not including) April 30, 1997 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(a), (b), (c) or (d) of the Credit Agreement; and (ii) amend the Credit Agreement to extend the time for closing of a sale-leaseback transaction that would not otherwise be permitted under the terms of the Credit Agreement.

          3. The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  Effective as of the date
                      ------------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in
Section 4 hereof, the Credit Agreement is hereby amended as follows:

          (a) During the Waiver Period, the third sentence of Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Each Revolving Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Advances made by the Revolving Lenders ratably according to their respective Revolving Commitments."

          (b) During the Waiver Period, the proviso of Section 2.05(a) is hereby amended by deleting "$4,000,000" and substituting therefor "$1,000,000".

          (c) During the Waiver Period, Section 2.06(a) is hereby amended by deleting the words "payable quarterly in arrears on the 21st day of each April, July, October and January, commencing April 21, 1996" and substituting therefor the words "payable monthly in arrears on the last Business Day of each month, commencing February 28, 1997".

          (d) During the Waiver Period, the second sentence of Section 2.06(b) of the Credit Agreement is hereby amended by deleting the words "one, two, three, or six months" and substituting instead "one month".
     Notwithstanding the foregoing, Borrower shall be permitted to maintain until the end of their respective current Interest Periods any currently outstanding Eurodollar Rate Advances with Interest Periods of two, three or six months.

          (e) During the Waiver Period, the parenthetical in the first sentence of Section 2.06(c) of the Credit Agreement is hereby amended by deleting "$4,000,000" and substituting "$1,000,000".

          (f) During the Waiver Period, the second sentence of Section 2.06(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "If the Borrower has made such election for Eurodollar Rate Advances for any Interest Period, the Borrower shall pay interest on the unpaid principal amount of such Eurodollar Rate Advance during such Interest Period, payable in arrears on the last day of each Interest Period (and, in addition, if such Interest Period is two, three or six months, on the last Business Day of each month during such Interest Period), at a rate equal, subject to Section 2.06(d), to the sum of the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time during such Interest Period".

          (g) During the Waiver Period, notwithstanding anything to the contrary in the Credit Agreement, the aggregate outstanding amount of Revolving Advances plus Letter of Credit Obligations shall not exceed $79,000,000.

          (h) During the Waiver Period, for purposes of calculating the commitment fee pursuant to Section 2.07(b) of the Credit Agreement, each Lender's Revolving Commitment shall be deemed to be reduced by such Lender's pro rata share of $6,000,000.

          (i) Section 6.02(e)(ix) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "(ix) the sale by the Borrower of its three building office complex located in Simi Valley, California in connection with a sale-lease back of such property but only if such sale (A) is for fair market value and is consummated on or prior to the end of the Waiver Period, (B) is for cash and results in gross cash proceeds to the Borrower of not less than $13,000,000, and (C) the lease obligations entered into in connection therewith do not require payments by the Borrower or any of its Subsidiaries in excess of $2,500,000 in any period of twelve consecutive months."

          (j) During the Waiver Period, the permissive exceptions to the prohibitions of Section 6.02(g) contained in Sections 6.02(g)(v), 6.02(g)(vi), and 6.02(g)(viii) are suspended.

          (k) Section 9.02 of the Credit Agreement is hereby amended by substituting the following address for the Agent:

               "901 Main Street, 66th Floor, Dallas, Texas 75202, Telecopier
          No.: (214) 508-0604, Attention: William E. Livingstone, IV, Senior Vice President"

          SECTION 2.  WAIVER.  (a) Subject to the terms and conditions hereof,
                      ------
Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); provided, however, that Lenders' waiver of the Specified
                       --------  -------
Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by the Borrower, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified Defaults" shall mean the failure of the
                           ------------------
Borrower to comply with Sections 6.04(a), (b), (c) and (d) of the Credit Agreement. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

          (b) In consideration of Lenders' waiver of the Specified Defaults and certain other good and valuable consideration, the Borrower hereby expressly acknowledges and agrees that neither it nor any Guarantor or Grantor has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender, Co-Agent or Agent or any grounds or cause for reduction, modification or subordination of the Obligations under the Loan Documents or any liens or security interests of any Lender or the Agent. To the extent the Borrower or any Guarantor or Grantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, the Borrower and each Guarantor and Grantor hereby waive, and hereby release each Lender, Co-Agent and Agent from, any and all such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall not be
                      ---------------------------
effective until all proceedings of the Borrower taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Agent and Required Lenders, and each of the following conditions precedent shall have been satisfied (the "Effective Date"):

          (a) the Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

          (b) the Borrower has paid to the Agent in accordance with Section 2.09(a) of the Credit Agreement for the account of each Lender, a fee equal to 0.15% of the sum of the principal amount of all outstanding Advances owed to such Lender, the Unused Revolving Commitment, if any, of such Lender and, in the case of each Revolving Lender, such Lender's Pro Rata share of the aggregate outstanding Letter of Credit Obligations as of such date;

          (c) All fees and expenses, including legal and other professional fees and expenses incurred, payable on or prior to the date of this Amendment to Agent, including, without limitation, the fees and expenses of its counsel, shall have been paid to the extent that some had been billed prior to the date of this Amendment; and

          (d) Agent and each Lender shall have received each of the following:

               (1) a certificate of the Borrower certifying (i) as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Article V of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Default or Event of Default, after giving effect to this Amendment and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default; and

               (2) such other documents, instruments, and certificates, as Agent or Required Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the board of directors of the Borrower authorizing the transactions contemplated by this Amendment.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and
                 ------------------------------
warrants as follows:

          (a) AUTHORITY.  The Borrower and each other Loan Party has the
              ---------
     requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) ENFORCEABILITY. This Amendment has been duly executed and
              --------------
     delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) REPRESENTATIONS AND WARRANTIES.  The representations and
              ------------------------------
     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) NO DEFAULT.  After giving effect to this Amendment, no event has
              ----------
     occurred and is continuing that constitutes a Default or Event of Default.

          SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  (a) Upon
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents.

          SECTION 6.  FURTHER ASSURANCES.  The Borrower shall execute and
                      ------------------
deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

          SECTION 7.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

          SECTION 8.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY
                      --------------------
LAW, THE BORROWER HEREBY WAIVES ANY RIGHT THAT IT

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

MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          SECTION 9.  GOVERNING LAW.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.


     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              WHITTAKER CORPORATION,
                              A Delaware corporation


                              By:  /s/ John K. Otto
                                 ------------------
                                    John K. Otto
                                    Treasurer


                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                              By:  /s/ William E. Livingstone, IV
                                 --------------------------------
                                    William E. Livingstone, IV
                                    Senior Vice President


                              CIBC INC.,
                              as Co-Agent


                              By:  /s/ Robert N. Greer
                                 ---------------------
                                    Robert N. Greer
                                    Vice President

                              Lenders:
                              -------

                              NATIONSBANK OF TEXAS, N.A.


                              By:  /s/ William E. Livingstone, IV
                                 --------------------------------
                                    William E. Livingstone, IV
                                    Senior Vice President


                              CIBC INC.


                              By:  /s/ Robert N. Greer
                                 ---------------------
                                    Robert N. Greer
                                    Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                              By:  /s/ Kori Y. Kannegieter
                                 -------------------------
                                    Kori Y. Kannegieter
                                    Managing Director


                              CITY NATIONAL BANK, N.A.


                              By:  /s/ Gregory Meis
                                 -------------------------
                                    Gregory Meis
                                    Vice President


                              COMERICA BANK-CALIFORNIA


                              By:
                                 -------------------------
                                     Title:


                              IMPERIAL BANK


                              By:  /s/ Ray Vadalma
                                 -----------------
                                    Ray Vadalma
                                    Senior Vice President

                              KREDIETBANK N.V.


                              By:  /s/ Michael V. Curran
                                 -----------------------
                                    Michael V. Curran
                                    Vice President


                              By:  /s/ Robert Snauffer
                                 ---------------------
                                    Robert Snauffer
                                    Vice President


                              SANWA BANK CALIFORNIA


                              By:  /s/ E. Leigh Irwin
                                 --------------------
                                    E. Leigh Irwin
                                    Vice President - Section Manager


                              SUMITOMO BANK OF CALIFORNIA, N.A.


                              By:  /s/ Robert M. Iritani
                                 -----------------------
                                    Robert M. Iritani
                                    Vice President


                              TRANSAMERICA BUSINESS CREDIT
                              CORPORATION


                              By:  /s/ Perry Vavoules
                                 --------------------
                                    Perry Vavoules
                                    Senior Vice President

                              UNION BANK OF CALIFORNIA, N.A.


                              By:  /s/ Scott Lane
                                 ----------------
                                    Scott Lane
                                    Vice President

                                    CONSENT


     Each of the undersigned, as Guarantors under the "Guaranty" and as grantors under the "Security Agreement" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and to be bound by the terms and provisions thereof, and agrees that (i) the Guaranty and the Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in the Security Agreement shall continue to secure the payment of the indebtedness therein described.



                         AVIANT INFORMATION, INC. (formerly BLUE BELL
                         LEASE, INC.), a California corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER COMMUNICATIONS,
                         INC., a California corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation, and XYPLEX, INC., a Massachusetts corporation



                         By:   /s/ John K. Otto
                            -------------------
                              John K. Otto
                              Treasurer of each of the foregoing Loan Parties